Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
among
TRONOX INCORPORATED
and
EACH OF THE STOCKHOLDERS
of
TRONOX INCORPORATED
PARTY HERETO
Dated as of February 14, 2011

i

REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of February 14, 2011 (this “Agreement”), is entered into among TRONOX INCORPORATED, a Delaware corporation (the “Company”), and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in Section 1.
W I T N E S S E T H :
     WHEREAS, on January 11, 2009 the Company and certain of its direct and indirect subsidiaries each filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) initiating cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);
          WHEREAS, the First Amended Joint Plan of Reorganization of Tronox Incorporated, et al., as confirmed on November 17, 2010 by an order of the Bankruptcy Court entered on November 30, 2010 (the “Plan”), provides that the Company shall issue to unsecured creditors of the Company and its subsidiaries shares of Common Stock;
     WHEREAS, the shares of Common Stock to be issued to unsecured creditors of the Company and its subsidiaries pursuant to the Plan, including pursuant to a rights offering (the “Rights Offering”) in which the Company shall issue Common Stock to the purchasers thereof who properly and timely subscribe in the Rights Offering. The shares of Common Stock issued in the Rights Offering are being issued in reliance upon Section 1145 of the Bankruptcy Code (“Section 1145”) without registration under the Securities Act or any state securities laws;
     WHEREAS, notwithstanding the provisions of Section 1145, resales of the Shares may be required to be registered under the Securities Act and applicable state securities laws, depending upon the status of a Holder or the intended method of distribution of the Shares; and
     WHEREAS, the Company and the Backstop Parties have entered into that certain Equity Commitment Agreement dated as of August 27, 2010 (the “Commitment Agreement”), pursuant to which the Backstop Parties agreed to purchase shares of Common Stock purchasable upon the exercise of Rights which are not so purchased in the Rights Offering (“Unsubscribed Shares”) without registration under the Securities Act or any state securities laws in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) thereof;
     WHEREAS, the Unsubscribed Shares purchased by the Backstop Holders and the shares of Common Stock issued pursuant to Section 3(a) of the Commitment Agreement will be “restricted securities” within the meaning of Rule 144 under the Securities Act and resale of such shares may be required to be registered under the Securities Act and applicable state securities laws;
     WHEREAS, in order to induce the Holders (including the Backstop Holders) to complete the transactions contemplated by the Plan, on the effective date of the Plan, the Company is granting to the Holders certain rights to cause the Company to register the Shares and certain other Registrable Securities, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Definitions. As used in this Agreement, the following terms have the following meanings:
     “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Agreement” has the meaning set forth in the introduction.
     “Bankruptcy Code” has the meaning set forth in the preamble.
     “Backstop Holder” means the Holders that are parties to the Commitment Agreement.
     “Bankruptcy Court” has the meaning set forth in the preamble.
     “Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the States of New York) on which banks are open for business in the States of New York.
     “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock issued by such person, including each class of common stock and preferred stock of such person.
     “Company” has the meaning set forth in the preamble.
     “Commitment Agreement” has the meaning set forth in the preamble.
     “Common Stock” means the Company’s common stock, par value $0.01 per share.
     “Company” has the meaning set forth in the introduction.
     “Delay Period” has the meaning set forth in Section 3(d).
     “Demand Notice” has the meaning set forth in Section 3(a)(i).
     “Demand Registration” has the meaning set forth in Section 3(b).
     “Effectiveness Period” has the meaning set forth in Section 3(c).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     “Free Writing Prospectus” shall have the meaning set forth in Rule 405 under the Securities Act.
     “Holder” means each person identified as a Holder on the signature pages hereto who is the record or beneficial owner of Registrable Securities, together with their respective successors and permitted assigns who become parties to this Agreement.
     “Indemnified Party” shall have the meaning set forth in Section 8(c).
     “Indemnifying Party” shall have the meaning set forth in Section 8(c).
     “Initial Outstanding Amount” has the meaning set forth in Section 3(a).
     “Inspectors” has the meaning set forth in Section 5(j).
     “Interruption Period” has the meaning set forth in Section 5.
     “Losses” has the meaning set forth in Section 8(a).
     “Marketing Materials” has the meaning set forth in Section 8(a).
     “No-Action Relief” means the written concurrence from the SEC with the Company’s position regarding its financial statements set forth in its letter dated November 30, 2010 to the Office of Chief Accountant of the Division of Corporate Finance of the SEC.
     “Outside Date” has the meaning set forth in Section 8(e).
     “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
     “Piggyback Registration” has the meaning set forth in Section 4(a).
     “Plan” has the meaning set forth in the preamble.
     “Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus, including any Free Writing Prospectus.
     “Records” has the meaning set forth in Section 5(j).
     “Registrable Securities” means (i) the Shares, and (ii) any additional shares of Common Stock acquired by any Holder after the date hereof, including u any shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of the

Shares or the Preferred Stock or acquired by way of any rights offering or similar offering made in respect of the Shares if such shares of Common Stock would, in the hands of such Holder, not be freely transferable in accordance with the intended method of disposition (x) in accordance with Section 1145 or (y) under Rule 144 under the Securities Act, without regard to any information, volume, manner of sale or holding period restriction under Rule 144 under the Securities Act. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed pursuant to Rule 144 under the Securities Act and are no longer “restricted securities”, or (iii) they shall have ceased to be outstanding.
     “Registration” means registration under the Securities Act of an offering of Registrable Securities pursuant to a Demand Registration or a Piggyback Registration.
     “Registration Date” has the meaning set forth in Section 2(a).
     “Registration Failure” has the meaning set forth in Section 8(e).
     “Registration Statement” means any registration statement of the Company filed under the Securities Act that covers resales of any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. The term “Registration Statement” shall also include any registration statement filed pursuant to Rule 462(b) to register additional securities in connection with any offering.
     “Rights Offering” has the meaning set forth in the preamble.
     “road show” means any “road show” as defined in Rule 433 under the Securities Act, including an electronic road show.
     “SEC” means the Securities and Exchange Commission or any other governmental agency at the time administering the Securities Act.
     “Section 1145” has the meaning set forth in the preamble.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Shares” means the shares of Common Stock to be issued pursuant to the Plan (which, for the avoidance of doubt, shall include all shares of Common Stock issued in connection with the Rights Offering or pursuant to the Commitment Agreement).
     “Shelf Registration” has the meaning set forth in Section 2(b).

     “underwritten registration” or “underwritten offering” means a registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.
     “Unsubscribed Shares” has the meaning set forth in the preamble.
2. Registration.
     (a) The Company shall, as soon as practicable after obtaining audited financial statements as are required to be filed with the SEC pursuant to Section 13(a) of the Exchange Act, but in any event not later than September 30, 2011 file to register its shares of Common Stock pursuant to the Exchange Act and file, after such registration becomes effective, all reports and other information necessary to satisfy the reporting requirements under the Exchange Act (the date on which the Company’s registration under the Exchange Act is thus effected is referred to herein as the “Registration Date”).
     (b) As soon as practicable after the Registration Date or earlier, at the option of the Company, the Company shall notify in writing all Holders of the intent of the Company to file a Registration Statement relating to all Registrable Securities, to provide for the sale by the holders thereof of the Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration”).
     (c) Notwithstanding anything herein, the Company shall include in the Shelf Registration Statement (i) all Registrable Securities then known to the Company and (ii) any other Registrable Securities held by a Holder which any Holder notifies the Company should be included in such Registration Statement. Any Holder wishing not to have its Registrable Securities (or any portion thereof) included in the Shelf Registration shall provide a written notice thereof to the Company within ten (10) Business Days after the receipt of the Company’s notice pursuant to Section 2(b). In the event that a Holder subsequently notifies the Company that it wishes to include Registrable Securities in the Registration Statement, the Company shall promptly amend the Registration Statement, if it has not been declared effective to include such Registrable Securities. If such Registrable Securities were held by a Registrable Holder at the filing of the Shelf Registration and should have been included pursuant to the terms hereof, the Company shall amend the Registration Statement to include such Registrable Securities (including, if necessary, by filing a Registration Statement that will be part of the same Prospectus pursuant to Rule 429 under the Securities Act).
     (d) Any Holder wishing not to have its Registrable Securities (or any portion thereof) included in the Shelf Registration shall provide a written notice thereof to the Company within ten (10) Business Days after the receipt of the Company’s notice pursuant to Section 2(b).
     (e) Within fifteen (15) days after the Registration Date, the Company shall file with the SEC, and the Company shall use its commercially reasonable efforts to cause to be declared effective as promptly as practicable thereafter, the Shelf Registration with respect to all Registrable Securities other than those excluded by the Holders pursuant to Section 2(d).
     (f) The Company shall use commercially reasonable efforts to keep the Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of the

Registrable Securities covered thereby for a period of three (3) years from the date on which the SEC declares such Registration Statement effective, or until such earlier date as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. If any Registrable Securities remain issued and outstanding after three (3) years following the initial effective date of such Shelf Registration, upon the request of Holder(s) of at least ten percent (10%) of the Registrable Securities then outstanding, the Company shall, prior to the expiration of such Shelf Registration, file a new Shelf Registration and shall thereafter use its commercially reasonable efforts to cause to be declared effective as promptly as practical, such new Shelf Registration.
3. Demand Registration.
     (a) (i) Provided that the Company does not have the Registration Statement filed pursuant to Section 2 effective and usable to such Holder or group of Holders requesting a Demand Registration under this Section, at any time after the date that the Company becomes a registrant under the Exchange Act, any Holder or group of Holders holding, in the aggregate, ten percent (10%) or more of the Registrable Securities issued and outstanding immediately following the effective date of the Plan (the “Initial Outstanding Amount”), shall have the right, by written notice given to the Company (a “Demand Notice”), to request the Company to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Securities designated by such Holder(s); provided, however, that (x) the Registrable Securities requested to be registered constitute at least ten percent (10%) of the Initial Outstanding Amount, and (y) prior to the time the Company is eligible to use Form S-3 for the registration of Registrable Securities for resale, such Holder(s), in the aggregate, shall only be entitled to three (3) Demand Registrations pursuant to the provisions of this Section 3(a)(i) unless any Demand Registration does not become effective or is not maintained in effect for the respective periods set forth in Section 3(c), in which case the relevant Holder(s) will be entitled to an additional Demand Registration pursuant hereto. Following the time that the Company becomes eligible for use of Form S-3 (or any successor form), any Holder or group of Holders holding, in the aggregate, ten percent (10%) or more of the Initial Outstanding Amount, shall have the right to request the Company to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Securities designated by such Holder(s); provided, however, that such Registrable Securities represent at least ten percent (10%) of the Initial Outstanding Amount, provided, however, that there shall be no more than five (5) Demand Registrations pursuant to this Agreement.
          (ii) Upon receipt of a Demand Notice, the Company shall promptly (and in any event within ten (10) Business Days from the date of receipt of such Demand Notice), notify all other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Securities held by them in the proposed registration by submitting their own Demand Notice. In connection with any Demand Registration in which more than one Holder participates, in the event that such Demand Registration involves an underwritten offering and the managing underwriter or underwriters participating in such offering advise in writing the Holders of Registrable Securities to be included in such offering that the total number of Registrable Securities to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Securities to be sold), then the Registrable

Securities to be offered shall be distributed amongst the participating Holders pro rata according to each Holder’s overall percentage of ownership in the Company. In the event of such a pro-rata distribution, to the extent that any Holder (or Holders) has not submitted a Demand Notice, or withdraws from the underwriting, then those Shares that would have been allocated pro-rata to the non-participating Holder if they had participated shall be distributed amongst the participating Holders, pro rata according to each participating Holder’s overall percentage of ownership in the Company.
     (b) The Company, within forty-five (45) days of the date on which the Company receives a Demand Notice given by Holders in accordance with Section 3(a), shall file with the SEC, and the Company shall thereafter use its commercially reasonable efforts to cause to be declared effective as promptly as practicable, a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Securities specified by the Holders in such Demand Notice (a “Demand Registration”). Any Demand Registration may, at the request of the Holders submitting the Demand Notice, be a Shelf Registration.
     (c) The Company shall use commercially reasonable efforts to keep each Registration Statement filed pursuant to this Section 3 continuously effective and usable for the resale of the Registrable Securities covered thereby (i) in the case of a Registration that is not a Shelf Registration, for a period of one hundred twenty (120) days from the date on which the SEC declares such Registration Statement effective and (ii) in the case of a Shelf Registration, for a period of three (3) years from the date on which the SEC declares such Registration Statement effective, in either case (x) until such earlier date as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement, and (y) as such period may be extended pursuant to this Section 3. The time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods and all Interruption Periods occurring with respect to such Registration and such period and any extension thereof is hereinafter referred to as the “Effectiveness Period”.
     (d) The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 3, or suspend the use of any effective Registration Statement under this Section 3, for a reasonable period of time (a “Delay Period”), if the Board of Directors of the Company determines in the Board of Directors’ reasonable judgment and in good faith that the registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would materially interfere with any pending material financing, acquisition, disposition, or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days included in all Delay Periods during any consecutive twelve (12) months shall not exceed the aggregate of (x) sixty (60) days minus (y) the number of days occurring during all Interruption Periods during such consecutive twelve (12) months and (ii) a period of at least forty-five (45) days shall elapse between the termination of any Delay Period or Interruption Period and the commencement of the immediately succeeding Delay

Period. If the Company shall so postpone the filing of a Registration Statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Securities that were to be registered to the Company within forty-five (45) days after receipt of the notice of postponement or, if earlier, the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Section 3). The Company shall not be entitled to initiate or continue a Delay Period unless it shall (A) concurrently prohibit sales by all other security holders under registration statements covering securities held by such other security holders and (B) in accordance with the Company’s policies from time to time in effect, forbid purchases and sales in the open market by directors and executive officers of the Company.
     (e) The Company shall not include any securities (whether for its own account or otherwise) that are not Registrable Securities in any Registration Statement filed pursuant to this Section 3 without the prior written consent of the Holders of a majority in number of the Registrable Securities covered by such Registration Statement. Any such securities so included shall be subject to the cut-back provisions of Section 3(a)(ii).
     (f) Holders of a majority in number of the Registrable Securities to be included in a Registration Statement pursuant to this Section 3 may, at any time prior to the effective date of the Registration Statement relating to such Registration, revoke such request by providing a written notice to the Company revoking such request. Any such Demand Request so withdrawn shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Section 3 if the Holders of Registrable Securities who revoked such request reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement; provided, however, that, if such revocation was based on (i) the Company’s failure to comply in any material respect with its obligations hereunder or (ii) the institution by the Company of a Delay Period or the occurrence of any Interruption Period, such reimbursement shall not be required.
4. Piggyback Registration.
     (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to a public offering by the Company for its own account or for the account of any other Person who is a holder of securities of the same type as the Registrable Securities (other than a registration statement (i) on Form S-8 or Form S-4 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or an employee benefit plan covering only officers or directors of the Company or its Affiliates), then the Company shall give written notice of such proposed filing to the Holders at least fifteen (15) days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as they may request (a “Piggyback Registration”). Subject to Section 4(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after notice has been given to the Holders. Each Holder shall be permitted to withdraw all or any portion of the Registrable Securities of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.
     (b) Priority on Piggyback Registrations. The Company shall permit the Holders to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or any other persons included therein. Notwithstanding the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number of Common Stock equivalents requested to be registered by each such Holder or other holder participating in such offering.
     (c) Right To Abandon. Nothing in this Section 4 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 4(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise. Any such determination not to file or to withdraw a registration statement shall not affect the obligations of the Company to pay or to reimburse all Registration Expenses pursuant to Section 6.
5. Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with Sections 2, 3 and 4 (and subject to Sections 2, 3 and 4), the Company shall use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:
     (a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders’ intended method or methods of distribution thereof, and, subject to the Company’s right to terminate or abandon a registration pursuant to Section 4(c), use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;
     (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Holders of the Registrable Securities covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this Section if it has complied with Rule 158 under the Securities Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act that are incorporated or deemed to be incorporated by reference into the Registration Statement and the Prospectus except to the extent that such reports related primarily to the offering), the Company shall furnish to the Holders of Registrable Securities covered by such Registration Statement and their counsel for review and comment, copies of all documents required to be filed;
     (c) notify the Holders of any Registrable Securities covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Company or the Holders, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (d) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of such Registration Statement or the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States, and to obtain the lifting or withdrawal of any such order at the earliest practicable time;
     (e) furnish to the Holder such number of copies of the preliminary prospectus, any amended preliminary prospectus, any Free Writing Prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder covered by such Registration Statement in conformity with the requirements of the Securities Act;
     (f) prior to any public offering of Registrable Securities covered by such Registration Statement, use its commercially reasonable efforts to register or qualify such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as the Holders of such Registrable Securities shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time required to be so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;
     (g) upon the occurrence of any event contemplated by Section 5(c)(v), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder (including upon the termination of any Delay Period), such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (h) use commercially reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted, or, if none, on such securities exchange or automated interdealer quotation system reasonably selected by the Company;
     (i) if such offering is an underwritten offering, make available for inspection by any Holder of Registrable Securities included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the “Inspectors”), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company, which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if (i) necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, however, that (A) any decision regarding the disclosure of information pursuant to subsection (i) shall be made only after consultation with counsel for the applicable Inspectors and the Company and (B) with respect to any release of Records pursuant to subsection (ii), each Holder of Registrable Securities agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company’s expense, may undertake appropriate action to prevent disclosure of such Records;
     (j) not later than the effective date of a Registration Statement, the Company shall provide to the Holders the CUSIP number for all Registrable Securities; and
     (k) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, addressed to each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the underwriters, (ii) use commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Securities covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures customary for underwritten public offerings, but in any event no less favorable to the indemnified parties than the provisions set forth in Section 8, and (iv) provide for the reasonable participation and cooperation by the management of the Company with respect thereto, including participation by management in road shows, investor meetings and other customary cooperation. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.
     The Company may require each Holder of Registrable Securities covered by a Registration Statement to furnish such information regarding such Holder and such Holder’s intended method of disposition of such Registrable Securities as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder’s Registrable Securities from such Registration Statement. Notwithstanding the foregoing, in no event shall any Holder be required to provide any information about its investors unless required by the SEC to do so.
     Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v), that such Holder shall discontinue disposition of any Registrable Securities covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g), or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such request.
     Each Holder of Registrable Securities covered by a Registration Statement further agrees not to utilize any material other than the applicable current preliminary prospectus, Free Writing Prospectus, road show or Prospectus in connection with the offering of such Registrable Securities.

6. Registration Expenses. Whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration and filing fees, including FINRA filing fees, (ii) all fees and expenses of compliance with securities or “Blue Sky” laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any) and the expenses ordinarily paid by issuers in connection with a road show, (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any “cold comfort” letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (vii) the reasonable fees and disbursements of one counsel, other than the Company’s counsel, selected by Holders of a majority of the Registrable Securities being registered, to represent all such Holders, (viii) in the event of an underwritten offering, the expenses of the Company and the underwriters associated with any “road show” which are customarily paid or reimbursed by issuers, and (ix) all other costs, fees and expenses incident to the Company’s performance or compliance with this Agreement. Notwithstanding the foregoing, the fees and expenses of any persons retained by any Holder, other than one counsel for all such Holders, and any discounts, commissions or brokers’ fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Securities by a Holder, will be payable by such Holder and the Company will have no obligation to pay any such amounts.
7. Underwriting Requirements.
     (a) Subject to Section 7(c), any Holder shall have the right, by written notice, to request that any Demand Registration provide for an underwritten offering but the Company shall be under no obligation to conduct more than two (2) underwritten offerings hereunder.
     (b) In the case of any underwritten offering pursuant to a Demand Registration, the Holders of a majority of the Registrable Securities to be disposed of in connection therewith shall select the institution or institutions that shall manage or lead such offering, which institution or institutions shall be reasonably satisfactory to the Company. In the case of any underwritten offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering.
     (c) In the case of any Piggyback Registration that is an underwritten offering, no Holder shall be entitled to participate in an underwritten offering unless and until such Holder has entered into (i) an underwriting or other agreement with such institution or institutions for such offering, and (ii) powers of attorney and custody agreements, in each case in such form as the Company and such institution or institutions shall reasonably determine; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representation or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s ownership of the shares to be sold pursuant to such underwriting, such holder’s stabilization activities, and with respect to information provided in writing by such holder expressly for use in any Registration

Statement) or to undertake any indemnification or contribution obligations to the Company or any underwriter with respect thereto, other than as specifically provided in Section 8.
8. Indemnification; Liquidated Damages.
     (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including costs of investigation or preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon (w) any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto, any preliminary prospectus, any Free Writing Prospectus, any information the Company has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or any other material or information provided to or made available to investors by, or with the approval of, the Company in connection with the offering, including any road show for the offering (collectively, “Marketing Materials”), or (x) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use in the Marketing Materials; provided, however, that the Company shall not be liable to any such Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (A) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus, (B) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities, and (C) such losses relate to sales during an Interruption Period or Delay Period.
     (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Marketing Materials and agrees to indemnify, severally and not jointly with the other Holders and to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the

Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Persons, from and against all Losses arising out of or based upon (x) any untrue or alleged untrue statement of a material fact contained in the Marketing Materials or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon and is consistent with information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Marketing Materials. No Holder shall be held liable for any damages in excess of the total amount of proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of all underwriting discounts and commissions) under that particular Registration Statement.
     (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are in addition to or are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and any other indemnified parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to subsection (3) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties. Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

     (d) Contribution. If the indemnification provided for in this Section 8 is applicable in accordance with its terms but is legally unavailable to an Indemnified Party in respect of any Losses, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (e) Liquidated Damages. Notwithstanding anything to the contrary herein, if (i) the Company does not receive No-Action Relief from the SEC, and the Shelf Registration is not filed as provided for in Section 2(e) on or before September 30, 2011, (ii) the Company receives No-Action Relief on or prior to June 29, 2011 and the Shelf Registration as provided for in Section 2(e) is not declared effective by the SEC on or before the later of (a) 90 days after receiving such No-Action Relief or (b) June 30, 2011, (iii) the effectiveness of the Shelf Registration is not continuously maintained for the period specified in Section 2(f) (other than as a result of any Delay Periods or Interruption Periods permitted under this Agreement); or (iv) the aggregate number of days in all Delay Periods and Interruption Periods occurring during any twelve (12) month period exceeds sixty (60) days (any such event, in clauses (i) through (iv) immediately above (a “Registration Failure”), then the Company shall be obligated to pay to each Holder of Registrable Securities, as liquidated damages and not as a penalty, an amount equal to $.0054 multiplied by the number of Registrable Securities held by such Holder on such day (as certified in writing by such Holders) for each day that a Registration Failure is continuing and has not been cured. Such payment shall be made by wire transfer to an account designated by the Holder on the first day of each month following the date on which such amounts become payable and shall continue to be made on the first day of each subsequent month for which amounts have accrued under this Section 8(e) until all amounts due have been paid. The Company shall not be required to make any payment to any Holder until it receives a certification as to the number of Registrable Securities held by such Holder at such time. The parties agree that in the event that a Registration Failure occurs the Holders of Registrable Securities will suffer damages and that the amount of such damages will be difficult to estimate. Accordingly, each party agrees that the receipt of the liquidated damages provided for in this Section 8(e) are reasonable and shall be the sole measure of damages of the Registered Holders in the event that a Registration Failure occurs; provided, that nothing shall prevent a Holder of Registrable Securities from seeking specific performance of the Company’s obligations hereunder as provided in Section 10(f). Notwithstanding the foregoing, the aggregated amount of such liquidated damages payable by the Company under this Agreement shall not exceed $2,000,000.
9. Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a registration statement relating to the Common Stock has been declared effective under either the Securities Act or the Exchange Act, the Company agrees to use its commercially reasonable efforts to:
     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the earlier of (i) such time as a registration statement relating to the Common Stock has been declared effective under either the Securities Act or the Exchange Act or (ii) the date that the Company becomes subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act, for so long as the Company remains subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act.
     (b) Use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).
     (c) Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
10. Miscellaneous.
     (a) Limitations on Subsequent Registration Rights. After the date of this Agreement, the Company shall not grant registration rights with respect to any securities of the same class, or securities that are convertible into or exchangeable or exercisable for the same class, as the Registrable Securities which (i) permit any other person to register securities on terms which are more advantageous in any respect to the persons holding such other securities than the rights granted to the Holders of Registrable Securities hereunder, or (ii) permit the inclusion of securities in any Registration Statement (other than one requested by the holders of such securities) unless the rights to include such other securities are junior or secondary to the rights granted to the Holders of the Registrable Securities hereunder
     (b) Termination. This Agreement and the obligations of the Company and the Holders hereunder (other than with respect to Section 8) shall terminate on the first date on which no Registrable Securities remain outstanding. In addition, the obligations of the Company and of any Holder, other than those obligations contained in Section 8, shall terminate with respect to the Company and such Holder when such Holder no longer holds any Registrable Securities.
     (c) Notices. All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been effectively given (i) when personally delivered to the party to be notified; (ii) when sent by confirmed facsimile to the party to be notified at the number set forth below; (iii) when sent by email to the party to be notified at the email address set forth below; (iv) three (3) Business Days after deposit in the United States mail postage prepaid by certified or registered mail return receipt requested and addressed to the party to be notified as set forth below; or (v) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth below with next-business-day delivery guaranteed, in each case as follows:
In the case of the Company, to:
Tronox, Inc.
3301 N.W. 150th Street
Oklahoma City, Oklahoma 73134
Attention: Michael J. Foster
Telephone: 405.775.5171
M: 405.802.4185
Facsimile: 405.302.4706
e-mail: michael.foster@tronox.com
With a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Christian O. Nagler
Telephone: 212-446-4660
Facsimile:
Email: Christian.Nagler@kirkland.com

In the case of the Backstop Holders:
To the names and addresses set forth on the signature pages hereto.
With a copy (which copy shall not constitute notice) to:
Milbank, Tweed, Hadley & McCloy llp
1 Chase Manhattan Plaza
New York, New York 10005
Attention: Thomas C. Janson
Telephone: (212) 530-5000
Facsimile: (212) 530-5219
Email: tjanson@milbank.com
In the case of any other Holder, to such Holder at its address set forth in the stock ledger of the Company.
     (d) Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.
     (e) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns. The rights to cause the Company to register Registrable Securities pursuant to Sections 2, 3 and 4 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities, provided, that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement and in any other agreement between the Company and the Holder; and (iii) such assignee or transferee executes this Agreement and is (A) an affiliate of the Holder (B) a partner or member of the Holder or an affiliate of the Holder or (C) holds (after giving effect to such transfer) (I) at least one percent (1%) of the issued and outstanding shares or (II) all shares of Registrable Securities held by a Holder prior to such transfer if transferred to a single entity. No transfer or assignment will divest a Holder or any subsequent owner of any rights or powers hereunder unless all Registrable Securities are transferred or assigned.
     (f) Specific Performance. The Company acknowledges and agrees that (a) irreparable damages would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and (b) remedies at law would not be adequate to compensate the non-breaching party. Accordingly, the Company agrees that each Holder of Registrable Securities shall have the right, in addition to any other rights and remedies existing in its favor, to an injunction or injunctions to prevent breaches of this Agreement and to enforce its rights hereunder. The right to equitable relief, including an injunction, shall not be limited by any other provision of this Agreement. In any action or proceeding against it seeking an injunction or other equitable relief to enforce the provisions of this Agreement, the Company hereby (i) waives and agrees not to assert any defense that an adequate remedy exists at law or that a Holder of Registrable Securities would not be irreparably harmed and (ii) waives and agrees not to seek any requirement for the posting of any bond or other security in connection with any such action or proceeding.
     (g) Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.
     (h) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless (i) the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding, or (ii) such changes are not adverse to any Holder.
     (i) Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the Company and any other party mentioned in such release or announcement, except to the extent that such issuing party is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall to the extent practicable provide the Company and any such other party with an opportunity to review and comment on such release or announcement in advance of its issuance.
     (j) Expenses. Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.
     (k) Interpretation.
          (i) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
          (ii) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.
          (iii) The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
          (iv) When a reference is made in this Agreement to a Section, paragraph, Exhibit or Schedule, such reference is to a Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

          (v) The word “include”, “includes”, and “including” when used in this Agreement shall be deemed to include the words “without limitation”, unless otherwise specified.
          (vi) A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.
     (l) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to each other party.
     (m) Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the internal laws of the State of New York.
     (n) Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.
     (o) FWP Consent. No Holder shall use a Holder Free Writing Prospectus without the prior written consent of the Company, which consent shall not be unreasonably withheld.
[Signature Pages Follow]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

TRONOX INCORPORATED.
By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BACKSTOP HOLDER
By:
Name:
Title:

Address:

[Signature Page to Registration Rights Agreement]